SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15 (d)
                 of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)         July 24, 2003
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                         JACKSONVILLE BANCORP, INC.
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         TEXAS                        0 - 28070                75-2632781
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  (State of Incorporation)      (Commission File No.)           (IRS No)



 COMMERCE AND NECHES STREET    JACKSONVILLE, TEXAS                75766
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(Address of Principal Executive Offices)                       (Zip Code)



                                (903) 586-9861
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             (Registrant's Telephone Number, Including Area Code)



                                NOT APPLICABLE
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         (Former Name or Former Address, If Changed Since Last Report)



Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated July 24, 2003


Item 9.   REGULATION FD DISCLOSURE (RESULTS OF OPERATIONS AND FINANCIAL
          CONDITION)

     On July 24, 2003, Jacksonville Bancorp, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2003. A copy of the press release is included as Exhibit 99 and is incorporated herein by reference. This information, which is required by Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.




















                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        JACKSONVILLE BANCORP, INC.



Date: 07/24/2003                        By: /s/Jerry Chancellor
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                                            Jerry Chancellor
                                            President, CEO